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                                                                    EXHIBIT 10.4

                                STANDARD FORM OF

                                 AWARD AGREEMENT

                                    UNDER THE

                  MAXTOR CORPORATION RESTRICTED STOCK UNIT PLAN


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                               MAXTOR CORPORATION
                      RESTRICTED STOCK UNIT AWARD AGREEMENT

        You have been granted an award of Restricted Stock Units (the "AWARD") pursuant to the Maxtor Corporation Restricted Stock Unit Plan (the "PLAN"), as follows:

PARTICIPANT:

GRANT DATE:

NUMBER OF RESTRICTED STOCK UNITS:

20 TRADING DAY AVERAGE FAIR MARKET
VALUE PER SHARE ENDING ON GRANT DATE:

THRESHOLD PRICE:

REGULAR VESTING:                         The Award will vest in full on 3rd
                                         anniversary of the Grant Date, provided
                                         your Service has not terminated.

STOCK PRICE PERFORMANCE ACCELERATED      Unless you elect to decline accelerated
VESTING:                                 vesting on the form attached as Exhibit
                                         B, if the Stock Price Performance Goal
                                         is satisfied prior to the 3rd
                                         anniversary of the Grant Date, then 50%
                                         of the Award will vest on the later of
                                         (a) the last Trading Day of the Stock
                                         Price Performance Measurement Period or
                                         (b) the 1st anniversary of the Grant
                                         Date, provided your Service has not
                                         terminated.

STOCK PRICE PERFORMANCE GOAL:            Satisfied if both (a) the Threshold
                                         Price is attained following the Grant
                                         Date and (b) on no day during the Stock
                                         Price Performance Measurement Period is
                                         the Fair Market Value per Share less
                                         than 90% of the Threshold Price.

STOCK PRICE PERFORMANCE MEASUREMENT      A period of 60 consecutive Trading Days
PERIOD:                                  commencing with the Trading Day on
                                         which the Threshold Price is attained.

        You will receive payment in cash for the value of vested Restricted Stock Units in accordance with the terms of the Plan, subject to applicable tax withholding. However, if you are eligible to participate in the Maxtor Corporation Executive Deferred Compensation Plan, you may elect in accordance with the terms of that plan to defer receipt of all or any portion of the amounts that become payable to you under the Award.

        You may designate on the form attached as Exhibit C a beneficiary to receive any amount payable to you under the Plan which has not been paid prior to your death.

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        Unless otherwise defined in this Restricted Stock Unit Award Agreement, capitalized terms have the meanings assigned to them by the Plan.

        By your signature below, you and the Company agree that the Award is governed by this Restricted Stock Unit Award Agreement and by the terms and conditions of the Plan attached as Exhibit A and made a part of this Agreement. You hereby acknowledge receipt of a copy of the Exhibits attached to this Agreement, and you represent that you have read and are familiar with their provisions and hereby accept the Award subject to all of their terms and conditions.

MAXTOR CORPORATION                          PARTICIPANT


By:
    -----------------------------           ------------------------------------
                                            Signature

Its:
    -----------------------------           ------------------------------------
                                            Date

Address: 500 McCarthy Boulevard             ------------------------------------
         Milpitas, CA 95035                 Address

ATTACHMENTS:

Exhibit A:  Maxtor Corporation Restricted Stock Unit Plan
Exhibit B:  Election to Decline Accelerated Vesting
Exhibit C:  Designation of Beneficiary

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                                    EXHIBIT B

                               MAXTOR CORPORATION
                     ELECTION TO DECLINE ACCELERATED VESTING
                   UNDER RESTRICTED STOCK UNIT AWARD AGREEMENT

TO:      [Company official designated to receive election]

FROM:
          ---------------------------------
          Name of Participant

        I was granted a Restricted Stock Unit Award under the Maxtor Corporation Restricted Stock Unit Plan (the "Plan"), as follows:

        GRANT DATE:
                                                ---------------
        NUMBER OF RESTRICTED STOCK UNITS:
                                                ---------------
        THRESHOLD PRICE:                        $
                                                ---------------

        In accordance with Section 5.1(c) of the Plan, I hereby irrevocably elect to decline the benefit of accelerated vesting under Section 5.1(b) of the Plan for the Stock Price Performance Measurement Period which began on the following date:

        TRADING DAY ON WHICH THRESHOLD PRICE
        WAS ATTAINED:
                                                ---------------

        I understand that I must make this election by delivering this election form to the person designated by the Company to receive it on or before the 59th Trading Day commencing with the above Trading Day. I further understand that by making this election, my Award will vest in accordance with any applicable vesting provision contained in the Plan, other than the provision for accelerated vesting under Section 5.1(b) of the Plan.

        I understand that this election will become irrevocable upon delivery to the Company. This election is subject to the terms and conditions of my Restricted Stock Unit Award Agreement and the Plan.

Date:
      ---------------------------           ------------------------------------
                                            Signature

Receipt of the above is hereby acknowledged:

Date:                                       By:
      ---------------------------                -------------------------------

                                            Title:
                                                  ------------------------------

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                                    EXHIBIT C

                               MAXTOR CORPORATION
                           DESIGNATION OF BENEFICIARY
                        UNDER RESTRICTED STOCK UNIT PLAN

TO:     [Company official designated to receive beneficiary designation]

FROM:
        -----------------------------------
        Name of Participant

        I am a participant in the Maxtor Corporation Restricted Stock Unit Plan (the "Plan"). In accordance with Section 7.1 of the Plan, in the event of my death, I designate the following as my beneficiary to receive all amounts payable to me under the Plan which I have not received prior to my death:

        BENEFICIARY'S NAME:
                                -----------------------------------
        SOCIAL SECURITY NUMBER:
                                -----------------------------------
        RELATIONSHIP:
                                -----------------------------------
        ADDRESS:
                                -----------------------------------

        If you are married and your beneficiary is someone other than your spouse, then your spouse must sign and date this form.

This designation revokes all prior beneficiary designations I have made under the Plan.

Date:
      -----------------------------          -----------------------------------
                                             Signature of Participant

CONSENT OF SPOUSE:

        I am the spouse of the above named Participant. I consent to the above designation of a beneficiary other than me to receive payments due to my spouse under the Plan.

Date:
      -----------------------------          -----------------------------------
                                             Signature of Participant's Spouse